UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 28, 2009
CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274

(Commission File Number)	(IRS Employer Identification Number)
3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)
(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On July 28, 2009, CareFusion Corporation (the “Company”), a wholly owned subsidiary of Cardinal Health, Inc. (“Cardinal Health”) that is expected to become public as a result of the planned spin-off of Cardinal Health’s clinical and medical products businesses, issued a news release announcing that the U.S. Securities and Exchange Commission has declared its Form 10 registration statement effective. A copy of the news release is included as Exhibit 99.1 to this report.

Item 8.01.	Other Events
     In connection with the planned spin-off from Cardinal Health, the Company distributed to Cardinal Health shareholders an information statement dated July 28, 2009. A copy of this information statement is included as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	News release issued by the Company on July 28, 2009.
99.2	Information Statement of the Company, dated July 28, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation (Registrant)
Date: July 28, 2009	By:	/s/ Joan Stafslien
		Name:	Joan Stafslien
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	News release issued by the Company on July 28, 2009.
99.2	Information Statement of the Company, dated July 28, 2009.